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                                                                      EXHIBIT 21

                           REGISTRANT'S SUBSIDIARIES

Corporations and Limited Liability Companies
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Vencor Operating, Inc., a Delaware corporation

     Vencor Hospitals East, L.L.C., a Delaware limited liability company

     Vencor Hospitals West, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers East, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers West, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers South, L.L.C., a Delaware limited liability company

     Vencor Nursing Centers North, L.L.C., a Delaware limited liability company

     Vencor Nevada, L.L.C., a Delaware limited liability company

     Vencor Holdings, L.L.C., a Delaware limited liability company

     Vencor Investment Company, a Delaware corporation

     Ventech Systems, Inc., a Delaware corporation

     Vencare, Inc., a Delaware corporation

         Vencor Hospice, Inc., a Kentucky corporation

     Vencor Facility Services, Inc., a Delaware corporation

     Vencor Insurance Holdings, Inc., a Delaware corporation

         Vencor Provider Network, Inc., a Delaware corporation

         Vencor Insurance Company, an Indiana corporation

     Vencor Pediatric Care, Inc., a Delaware corporation

     Vencor Home Care Services, Inc., a Delaware corporation

     Ledgewood Health Care Corporation, a Massachusetts corporation (1)

     Cornerstone Insurance Company, a Cayman Islands corporation

     Medisave Pharmacies, Inc., a Delaware corporation

         Medisave of Tennessee, Inc., a Delaware corporation

         American X-Rays, Inc., a Louisiana corporation
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         First Rehab, Inc., a Delaware corporation

         Advanced Infusion Systems, Inc., a California corporation

     TheraTx, Incorporated, a Delaware corporation

         Health Care Holdings, Inc., a Delaware corporation

              Health Care Technology, Inc., a Delaware corporation

         Helian Health Group, Inc., a Delaware corporation

              Helian ASC of Northridge, Inc., a California corporation

                   MedEquities, Inc., a California corporation

              Helian Recovery Corporation, a California corporation

                   Recovery Inns of America, Inc., a California corporation

              VC - OIA, Inc., an Arizona corporation

              Palo Alto Surgecenter Corporation, a California corporation

              VC - TOCH, Inc., an Arizona corporation

         Horizon Healthcare Services, Inc., a Georgia corporation

              Tunstall Enterprises, Inc., a Georgia corporation

         PersonaCare, Inc., a Delaware corporation

              Lafayette Health Care Center, Inc., a Georgia corporation

              PersonaCare Living Center of Clearwater, Inc., a Delaware corporation

              PersonaCare of Bradenton, Inc., a Delaware corporation

              PersonaCare  of Clearwater, Inc., a Delaware corporation

              PersonaCare of Connecticut, Inc., a Connecticut corporation

                   Courtland Gardens Health Center, Inc., a Connecticut corporation

                   Homestead Health Center, Inc., a Connecticut corporation

                   Stamford Health Facilities, Inc., a Connecticut corporation

              PersonaCare of Georgia, Inc., a Delaware corporation

              PersonaCare of Huntsville, Inc., a Delaware corporation

              PersonaCare of Little Rock, Inc., a Delaware corporation

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              PersonaCare of Ohio, Inc., a Delaware corporation

              PersonaCare of Owensboro, Inc., a Delaware corporation

              PersonaCare of Pennsylvania, Inc., a Delaware corporation

              PersonaCare of Pompano East, Inc., a Delaware corporation

              PersonaCare of Pompano West, Inc., a Delaware corporation

              PersonaCare of Reading, Inc., a Delaware corporation

              PersonaCare of San Antonio, Inc., a Delaware corporation

              PersonaCare of San Pedro, Inc., a Delaware corporation

              PersonaCare of Shreveport, Inc., a Delaware corporation

              PersonaCare of St. Petersburg, Inc., a Delaware corporation.

              PersonaCare of Warner Robbins, Inc., a Delaware corporation

              PersonaCare of Wisconsin, Inc., a Delaware corporation

              PersonaCare Properties, Inc., a Georgia corporation

              Tucker Nursing Center, Inc., a Georgia corporation

         Respiratory Care Services, Inc., a Delaware corporation

         TheraTx Health Services, Inc., a Delaware corporation

              TheraTx Rehabilitation Services, Inc., a Delaware corporation

         TheraTx Healthcare Management, Inc., a Delaware corporation

         TheraTx Management Services, Inc., a California corporation

         TheraTx Medical Supplies, Inc., a Delaware corporation

         TheraTx Staffing, Inc., an Illinois corporation

         VC - WM, Inc., a Florida corporation

     Transitional Hospitals Corporation, a Nevada corporation

         Community Psychiatric Centers of Oklahoma, Inc., an Oklahoma corporation

         Community Psychiatric Centers Properties of Oklahoma, Inc., an Oklahoma corporation

         CPC of Georgia, Inc., a Georgia corporation

              Peachtree - Parkwood Hospital, Inc., a Georgia corporation

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         Interamericana Health Care Group, a Nevada corporation

              Caribbean Behavioral Health Systems, Inc., a Nevada corporation

              InteHgro Holdings, Ltd., a Cayman Islands corporation

                   Gorgas International Medical Center, LLC, a Delaware limited liability company

         Transitional Hospitals Corporation, a Delaware corporation

              JB Thomas Hospital, Inc., a Maine corporation

              THC - Chicago, Inc., an Illinois corporation

                   THC - North Shore, Inc., an Illinois corporation

              THC - Hollywood, Inc., a Florida corporation

              THC - Houston, Inc., a Texas corporation

              THC - Minneapolis, Inc., a Minnesota corporation

              THC - Orange County, Inc., a California corporation

              THC - San Diego, Inc., a California corporation

              THC - Seattle, Inc., a Washington corporation

              Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

              Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

              Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

              Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

              Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

              Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

              Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

         Transitional Hospitals Corporation of Michigan, Inc., a Michigan corporation

         Community Psychiatric Centers of Arkansas, Inc., an Arkansas corporation

         Community Psychiatric Centers of California, a California corporation

              Community Psychiatric Centers Properties Incorporated, a California corporation

                   CPC Investment Corp., a California corporation

                   CPC Properties of Illinois, Inc., an Illinois corporation

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                   CPC Properties of Missouri, Inc., a Missouri corporation

         Community Psychiatric Centers of Florida, Inc., a Florida corporation

         Community Psychiatric Centers of Idaho, Inc., an Idaho corporation

         Community Psychiatric Centers of Indiana, Inc., an Indiana corporation

         Community Psychiatric Centers of Kansas, Inc., a Kansas corporation

         Community Psychiatric Centers of Mississippi, Inc., a Mississippi corporation

         Community Psychiatric Centers of Missouri, Inc., a Missouri corporation

         Community Psychiatric Centers of North Carolina, Inc., a North Carolina corporation

         Community Psychiatric Centers of Utah, Inc., a Utah corporation

         Community Psychiatric Centers Properties of Texas, Inc., a Texas corporation

         Community Psychiatric Centers Properties of Utah, Inc., a Utah corporation

         C.P.C. of Louisiana, Inc., a Louisiana corporation

         CPC Managed Care Health Services, Inc., a Delaware corporation

              Community Behavioral Health System, Inc., a Louisiana corporation

         CPC Properties of Arkansas, Inc., an Arkansas corporation

         CPC Properties of Indiana, Inc., an Indiana corporation

         CPC Properties of Kansas, Inc., a Kansas corporation

         CPC Properties of Louisiana, Inc., a Louisiana corporation

         CPC Properties of Mississippi, Inc., a Mississippi corporation

         CPC Properties of North Carolina, Inc., a North Carolina corporation

         Florida Hospital Properties, a Florida corporation

         Old Orchard Hospital, Inc., an Illinois corporation

Partnerships
------------

Vencor Hospitals Limited Partnership, a Delaware limited partnership

Vencor Nursing Centers Limited Partnership, a Delaware limited partnership

Vencor Nursing Centers Central Limited Partnership, a Delaware limited partnership

Vencor Home Care and Hospice Indiana Partnership, an Indiana general partnership

     ProData Systems, Inc., an Alabama corporation

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Foothill Nursing Company Partnership, a California general partnership (1)

Fox Hill Village Partnership, a Massachusetts general partnership (1)

Starr Farm Partnership, a Vermont general partnership (1)

Hillhaven-MSC Partnership, a California general partnership (1)

Pharmaceutical Infusion Therapy, a California general partnership (2)

CPS-Sacramento, a California general partnership (3)

California Respiratory Care Partnership, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Anaheim, a California general partnership (1)

Visiting Nurse Advanced Infusion Systems - Colton, a California general partnership (2)

Visiting Nurse Advanced Infusion Systems - Newbury Park, a California general partnership (2)

Stamford Health Associates, L.P., a Connecticut limited partnership

Northridge Surgery Center, Ltd., a California limited partnership (4)

Northridge Surgery Center Development Ltd., a California limited partnership (5)

Recovery Inn of Menlo Park, L.P., a California limited partnership (6)


(1)  Only fifty percent (50%) is owned by one of the Registrant's subsidiaries

(2) Only fifty-one percent (51%) is owned by one of the Registrant's subsidiaries

(3)  Only sixty percent (60%) is owned by one of the Registrant's subsidiaries

(4)  Only seventy percent (70%) is owned by the Registrant's subsidiaries

(5) Only forty-three percent (43%) general partnership interest is owned by the Registrant's subsidiaries

(6)  Only forty-five percent (45%) is owned by the Registrant's subsidiaries

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